UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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MADISON COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

August 7, 2024

Dear Shareholder:

Thank you for your continued ownership of the Madison Covered Call & Equity Strategy Fund (the “Fund” or “MCN”). We greatly value the trust you place in us to oversee your investment in the Fund and your ongoing interest in the Fund’s operations and governance.
We are writing regarding three important matters, which will be considered for approval at a special meeting of the Fund’s shareholders on October 15, 2024 (the “Meeting”).
Madison Asset Management, LLC (“Madison”) has agreed to an arrangement whereby XA Investments LLC (“XAI”) will become the adviser of the Fund, and Madison will become the subadviser of the Fund, subject to approval by shareholders. If approved by shareholders, Madison will continue to manage the Fund’s portfolio pursuant to its existing investment strategy. To that effect, the Fund has called the Meeting for shareholders to vote on the following proposals (collectively, the “Proposals”):
1.A new investment advisory agreement between the Fund and XAI, pursuant to which XAI will serve as the investment adviser to the Fund (the “New Advisory Agreement”);
2.A new subadvisory agreement among the Fund, XAI and Madison, pursuant to which Madison will serve as the subadviser to the Fund (the “New Subadvisory Agreement”); and
3.A newly constituted slate of trustees to serve on the Fund’s board of trustees, consisting of one Class I trustee, two Class II trustees and two Class III trustees (the “New Trustees” or “New Board”).
Importantly, the Fund’s portfolio management team, investment objectives, principal investment policies and management fees will not change as a result of the Proposals. The Board of Trustees has approved all three of the Proposals and recommends that you vote FOR the Proposals. Given his role on the current Board of Trustees and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Proposals, which were approved by all of the remaining Trustees on the current Board. The Questions-and-Answers section that follows discusses the Proposals, and the Proxy Statement itself provides greater detail about the Proposals.
Shareholders of the Fund at the close of business on the record date, July 22, 2024, are entitled to vote at the Meeting and any adjournments, postponements or delays thereof. The Meeting will be held at the offices of Madison, 550 Science Drive, Madison, Wisconsin 53711, on October 15, 2024, at 9:00 a.m. local time. You may attend the Meeting in person and vote at the Meeting on October 15, 2024, or you may authorize your vote by proxy using one of the following options:

•Mail: Complete and return the enclosed proxy card
•Internet: Access the website shown on your proxy card and follow the online instructions
•Telephone: Call the toll-free number shown on your proxy card
Your vote is very important, and every vote counts. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, we ask that you authorize your vote now by proxy using one of the methods discussed above.
Thank you for your response and for your continued investment in the Fund.

Sincerely,
/s/ Patrick Ryan
Patrick Ryan
President,
Madison Covered Call & Equity Strategy Fund

Questions and Answers
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the Proposals that require a shareholder vote.
Q.    Why am I receiving this Proxy Statement?
A.    You are receiving these proxy materials — the Proxy Statement and your proxy card — because you are a shareholder of the Madison Covered Call & Equity Strategy Fund (the “Fund” or “MCN”) and have the right to vote on important Proposals concerning the Fund. The Proposals are described below.
Q.    What are the Proposals about?
A.    As discussed in more detail in the Proxy Statement, the Fund’s current investment adviser, Madison Asset Management, LLC (“Madison”) has determined to transfer the books and records of the Fund to XA Investments LLC (“XAI”) as part of a transaction pursuant to which, subject to shareholder approval, XAI will become the Fund’s investment adviser and Madison will become the Fund’s subadviser (the “Transaction”). This structure will allow Madison to focus solely on portfolio management of the Fund, with the same portfolio management team that currently manages the Fund. The Transaction also contemplates a newly constituted slate of trustees to serve on the Fund’s board of trustees. Accordingly, this Proxy Statement presents three Proposals, as follows:
Proposal 1
This proposal relates to the approval of a new investment advisory agreement between the Fund and XAI (the “New Advisory Agreement”). The Transaction will involve an “assignment” of the existing investment advisory agreement between Madison and the Fund (the “Existing Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), requiring shareholder approval of the New Advisory Agreement. If approved by shareholders, the New Advisory Agreement would take effect upon the closing of the Transaction, which is expected to occur on or about November 30, 2024 or such later date as mutually agreed upon between XAI and Madison (the “Closing” or “Closing Date”).
Proposal 2
This proposal relates to the approval of a new investment subadvisory agreement among the Fund, XAI and Madison (the “New Subadvisory Agreement”). If approved by shareholders, the New Subadvisory Agreement would take effect upon the closing of the Transaction, which is expected to occur on or about the Closing Date.
Proposal 3
    This proposal relates to the election of five trustees (the “New Trustees” or “New Board”) to replace the current Board of Trustees (the “Current Board”), with all but one of the current trustees of the Fund no longer serving as such following the Closing. All of the nominees serve as trustees of other registered investment companies currently managed by XAI. The Current Board also approved an increase in the number of trustees of the Fund from four to five, to take effect upon the Closing. Like the Current Board, the New Board would be classified into three classes, designated as

Class I, Class II and Class III, with the terms of office of Class I, Class II and Class III trustees starting as of the Closing Date and expiring at the annual meeting of shareholders held in 2025, 2026 and 2027, respectively, and at each third annual meeting of shareholders thereafter.
Q.    How does the Board of Trustees recommend that I vote?
A.    After careful consideration, the Current Board, the majority of whom are not “interested persons” as defined under the1940 Act and under the rules of the New York Stock Exchange (“NYSE”) for Listed Companies, recommend that you vote FOR the Proposals. Given his role on the Current Board and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Transaction. The reasons for the Current Board’s recommendations are discussed in more detail below and in the enclosed Proxy Statement. The Current Board believes that approval of the Proposals will serve the best interests of the Fund and its shareholders.
Q.     Why has the Current Board recommended that shareholders vote in favor of the Proposals?
A.      The Current Board selected XAI as the Fund’s investment adviser because of its plans to grow Fund assets, which should result in economies of scale over time. The Current Board selected Madison as the Fund’s subadviser to ensure continuity in the portfolio management of the Fund and retention of the current investment personnel. The Current Board believes that the Proposals will generate several important benefits for the Fund, such as:
•Access to additional new services XAI will provide;
•Assure continuity of portfolio management team; and
•The opportunity to grow the Fund’s asset base.
As part of the Transaction, Madison and XAI also agreed to reconstitute the Current Board with persons who serve as board members for other registered investment companies managed by XAI, subject to approval by shareholders. As a result, shareholders are being asked to elect five individuals as trustees, one of whom serves on the Current Board. Like the Current Board, the New Board would be classified into three classes, with each class serving a staggered three-year term. The Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by XAI. The Current Board also believes that the Fund will benefit from the experience and qualifications of the New Board.
Q.    Are any of the Proposals contingent upon the approval of other proposals, and what happens if some, but not all, of the Proposals are approved by shareholders?
 A.    Yes, each Proposal must be approved in order for the Fund to move forward with any of the Proposals. If shareholders do not approve one of the Proposals, the Fund will abandon all three Proposals, and Madison will continue to serve as the investment adviser of the Fund and the Current Board will continue to oversee the Fund.
Q.    How will the Transaction affect my account with the Fund?
A.    The Transaction will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the Transaction.

Q:     Will there be changes to the Fund’s management fees and expenses?
A:     No. The Fund’s management fee will not change as a result of the Transaction, and XAI has agreed to extend the Fund’s existing operating expense limitation for a period of two years following the closing of the Transaction. It is not anticipated that there will be any increase in gross expenses under the New Advisory Agreement. The Funds’ Board considered that, and it is anticipated that gross expenses will remain the same under the New Advisory Agreement. Over time, the Fund may increase assets and transition to new service providers, which may create better economies of scale. As further noted in the Proxy Statement disclosure under Proposal 1, the Transaction has been structured to comply with the non-exclusive safe harbor provisions of Section 15(f) of the 1940 Act and the expense limitation agreement between the Fund and XAI will remain in place for at least two years following the effective date of the New Advisory Agreement.
Q:     Will there be changes to the Fund’s portfolio management team or investment strategy?
A:     No. The Fund’s current portfolio management team, investment objectives, strategies and principal risks will remain unchanged. Subject to shareholder approval of the Proposals, Madison will serve as the Fund’s subadviser and will be responsible for continuing to manage the Fund’s portfolio.
Q.     Will the Fund’s shareholders pay costs or expenses related to this Proxy Statement and the other expenses and solicitation costs associated with the Meeting and the Transaction?
A.     No. All costs associated with the proxy process, including the preparation of this Proxy Statement and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be borne by XAI and/or Madison, and not the Fund. These expenses are estimated to be approximately $250,000. Moreover, all of the other expenses associated with the Transaction, such as legal and accounting fees, will be borne by the party who incurs such fees, either Madison or XAI, but not the Fund.
Q:     What will be XAI’s role in managing the Fund?
A:     Subject to shareholder approval of the Proposals, XAI will serve as the Fund’s adviser and will be responsible for the Fund’s overall management and secondary marketing. XAI is a Chicago-based boutique alternative investment management and consulting firm founded by XMS Capital Partners, LLC (“XMS Capital Partners”) in 2016. Established in 2006, XMS Capital Partners is a global, independent, financial services firm providing M&A, corporate advisory and asset management services to clients. XMS has offices in Chicago, Boston and London.
XAI currently serves as the investment adviser for both a listed closed-end fund and an interval closed-end fund, respectively the XAI Octagon Floating Rate & Alternative Income Trust (NYSE: XFLT) and the Octagon XAI CLO Income Fund. In addition to investment advisory services, the firm also provides investment fund structuring and consulting services focused on registered closed-end funds to meet institutional client needs. XAI offers custom product build and consulting services, including product development and market research, sales, marketing and fund management.

XAI has established a recognizable brand in the marketplace based on its interval fund research and insights. It believes that the investing public can benefit from new vehicles to access a broad range of alternative investment strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information on XAI and XMS, please visit www.xainvestments.com or www.xmscapital.com.
Q:     What benefits may the Fund’s shareholders anticipate if the Proposals are approved?
A:     XAI and Madison (together, “Fund Management”) believe that the Proposals may provide the Fund’s common shareholders several primary benefits:
•Growth and Scale Efficiencies: If shareholders approve the Proposals, common shareholders may benefit from the potential future growth of the Fund’s common share base and increased scale efficiencies over time. XAI and Madison currently plan to establish a shelf offering for the Fund and initiate an at-the-market (“ATM”) program that will allow the Fund to issue new common shares into the secondary market so long as the Fund’s market price exceeds the NAV. ATM programs may help a listed closed-end fund grow in an accretive way for common shareholders.
The Fund currently trades at a price which represents a 2.55% premium to its net asset value (“NAV”) as of May 31, 2024. Over the last three years ended May 31, 2024, the Fund has traded at an average premium of 4.49% to its NAV. Please see Table 1, below. XAI and Madison believe that the Fund’s premium trading suggests that there may be additional demand for the Fund’s strategy. Through its proactive investor relations program, XAI will seek to create additional awareness for the Fund’s track record and portfolio team to drive additional demand in the secondary market. By seeking to grow the Fund with the issuance of additional common shares through an ATM, XAI and Madison believe that the Fund may create operational efficiencies which may be passed along to shareholders.
•Continuity of Existing Portfolio Management Team: The Fund’s portfolio management team will continue to be led by Madison’s experienced portfolio managers, Ray Di Bernardo, CFA and Drew Justman, CFA. Mr. Di Bernardo started working in the financial services industry in 1986 and joined the Madison equity team in 2003. Since the inception of the Fund in 2004, Ray has co-managed the equity covered call strategy. Mr. Justman started working in the financial services industry in 2000 and joined the Madison equity team in 2005. The Fund’s portfolio management team has a strong track record of success established over the last 20 years. The Fund’s investment strategy is a covered call equity strategy that sees to reduce volatility and generate attractive cash flows for shareholders. Over the past 10 years, the Fund has had an average annual return to share price of 9.46% (as of May 31, 2024). Please see Table 2, below.
•Improved Investors Relations and Secondary Market Support Program: The Fund is currently the only listed closed-end fund on the Madison platform. If the Proposals are approved by shareholders,

Madison and XAI believe that the Fund’s shareholders may benefit from the expertise of the Fund’s existing investment management team coupled with XAI’s commitment and expertise in the closed-end fund market. XAI and Madison believe that the Fund and its shareholders may benefit from the XAI investor relations platform, which seeks to support future Fund growth and success in the secondary market. XAI has built a team of specialists who understand secondary market trading dynamics of listed closed-end funds. XAI publishes quarterly research reports and monthly market updates on both the listed closed-end fund market and the non-listed closed-end market (including interval and tender offer funds). Please see Table 3, below, for a detailed description of XAI’s proposed secondary market support program for the Fund.
•Improved Secondary Market Trading: Through an active secondary market support plan, XAI seeks to increase the Fund’s average daily trading volume for listed closed-end funds on its platform. Over the last 12-months, the Fund has had an average daily trading volume of 54,206. For shareholders who want to buy or sell shares on the NYSE, the current average daily trading volume is limiting. Please see Table 4, below.
Through its secondary marketing plan, XAI seeks to tap into strong current demand for equity income and hedged equity strategies in the mutual fund and exchange-traded fund marketplace. By creating greater investor awareness, XAI will seek to expand the potential buyer base for the Fund and in doing so may help to improve secondary market trading and share trading volume for existing shareholders.
Q:    What are the Differences Between the New Advisory Agreement and the Existing Advisory Agreement?
A:    The New Advisory Agreement is substantially similar to the Existing Advisory Agreement, with three (3) key differences: (i) the New Advisory Agreement provides XAI the ability to delegate responsibilities to one or more subadvisers, but such delegation is subject to approval as required under the 1940 Act, and also does not relieve XAI of its duties and obligations to the Fund; (ii) under the New Advisory Agreement, the Fund will not be responsible for proxy expenses with respect to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI; and (iii) the New Advisory Agreement includes a provision requiring the Fund to indemnify XAI for liabilities incurred by XAI arising out of its performance of services under the New Advisory Agreement, provided XAI will not be entitled to indemnification if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of XAI’s duties under the New Advisory Agreement.
Q:     Who can I call with questions?
A:     If you have any questions regarding the Proposals or the voting process, please call our proxy solicitation agent, Computershare, toll-free at 1-866-679-6748. Representatives are available to take your call Monday-Friday from 9am to 9pm Central Time.
Q.    Who is eligible to vote?

A.     Any person who owned shares of the Fund on the “record date,” which is July 22, 2024 (the “Record Date”), is entitled to vote, even if that person has since sold those shares.
Q.    How can I authorize a proxy or vote my shares?
A.    You may attend the Meeting on October 15, 2024 in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):
•By mail, using the enclosed proxy card and return envelope;
•By telephone, using the phone number on your proxy card; or
•Through the Internet, using the website address on your proxy card.
Tables
Table 1 – MCN Premium to NAV (Last 36 Months)
Over the last 36 months, MCN has traded at an average premium of 4.49%.
Source: Bloomberg.
Note: Data from 6/1/2021 to 5/31/2024. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Table 2 – MCN Total Return History

	5/31/2024	5/31/2024	5/31/2024	5/31/2024	5/31/2024 Since Inception
MCN Total Returns	1 Year Annualized Total Return[1]	3 Year Annualized Total Return[1]	5 Year Annualized Total Return[1]	10 Year Annualized Total Return[1]	ITD Annualized Total Return
NAV Return	10.62%	6.08%	10.99%	6.46%	5.47%
Price Return	8.22%	6.02%	13.99%	8.39%	6.08%
S&P 500 TR USD	28.17%	9.56%	15.49%	12.69%	10.40%
CBOE S&P 500 BuyWrite BXM RP USD	9.26%	5.12%	5.97%	5.60%	5.54%
Source: State Street Bank and Fund Company, the Fund’s sub-administrator.
Note: Period returns shown net of fees and expenses and include reinvestment of dividends.
Annualized total return as of 5/31/2024. Inception to Date Annualized Total Return represents annualized total returns from July 28, 2004 to May 31, 2024. The CBOE S&P 500 BuyWrite BXM PR USD Index is the Fund’s benchmark. The index does not charge fees and expenses. Performance and other financial information included herein is unaudited. “Price” is based on the closing prices of the Fund on the NYSE at the end of trading on the last trading day of each period. Returns assume reinvestment of distributions, and NAV returns are net of Fund expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
Table 3 – XA Investments Investor Relations Program for the Fund
The XAI investor relations program for the Fund is designed to enhance the experience of existing investors and their financial advisors but also to provide information to financial advisors of potential new investors to support trading of Fund shares in the secondary market. XAI will provide ticker-level marketing support, by (i) communicating with the stock exchange specialist for Fund shares, and with the closed-end fund analyst community regarding the Fund on a periodic basis; and (ii) assisting in producing communications targeted to Fund shareholders and the investment community generally.
XAI will also provide complex-level marketing support for the Fund. XAI has developed a multi-faceted marketing campaign, featuring education and promotions about portfolio implementation to seek to increase overall demand in the Fund. The marketing initiatives include a new website, white papers and educational materials, data analytics, informational roadshows, closed-end fund conferences, media relations, research analyst outreach and social media.
To improve communications, XAI will host quarterly webinars to discuss Fund performance and market trends. XAI is focused on enhancing the secondary market support in the areas of understanding, usage, awareness and ongoing service.  These efforts help to inform investor expectations and seek to positively influence market activity to benefit the Fund’s share price and trading volume in the secondary market. Please see the table below for key elements of the MCN Investor Relations Program.
MCN Investor Relations Program Elements:
•New Fund Website: Develop robust shareholder-centric website with dynamic data and educational resources.
•Digital Marketing: Promotion of the Fund via search engine optimization, video, LinkedIn and search engine analytics.
•Marketing Materials: Develop new marketing content to drive organic traffic to the Fund’s webpage.
•Sales Outreach: Engage potential new investors in the Fund.
•Proactive Distribution Management: Press releases and enhanced communications on distributions.
•CEF Industry Events: Feature the Fund at conferences, panels and events.
•Media Relations: Leverage established relationships with key journalists and financial press that cover closed-end funds.
•Research Community: Open dialogue with listed closed-end fund research analysts and Seeking Alpha community.
•Investor and Advice Networks: Podcasts targeting advisers and income-focused investors.
•Thought Leadership: White Papers on relevant topics.
•Tax Q&A: Frequently Asked Questions on Fund tax matters published annually.

Table 4 – MCN Average Daily Trading Volume
Over the last 12-months, the Fund has had an average daily trading volume of 54,205.

MCN Average Daily Trading Volume (as of 5/31/24)
Current	25,394
30 Day Average	39,304
LTM Average	54,206
36 Month Average	61,703
Average Since Inception	65,228
Source: Bloomberg.
Note: Data from inception date of July 28, 2004 to May 31, 2024. LTM stands for last twelve months. Current volume as of May 31, 2024. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

Notice is hereby given that a special meeting of shareholders of Madison Covered Call & Equity Strategy Fund, a Delaware statutory trust (the “Fund”), will be held at the offices of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), 550 Science Drive, Madison, Wisconsin 53711, on October 15, 2024, at 9:00 a.m. local time (the “Meeting”), for the following purpose:
1.To approve a new investment advisory agreement between the Fund and XA Investments LLC (“XAI”) (“Proposal 1”);
2.To approve a new subadvisory agreement among the Fund, XAI and Madison (“Proposal 2”);
3.To elect five trustees to serve on the Fund’s board of trustees, consisting of one Class I trustee, two Class II trustees and two Class III trustees (“Proposal 3”); and
4.To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Fund recommends that shareholders vote FOR each Proposal.
Shareholders of record at the close of business on July 22, 2024, are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about August 7, 2024.
By Order of the Board of Trustees,
/s/ Terri Wilhelm
Terri Wilhelm, Secretary
Madison Covered Call & Equity Strategy Fund
Madison, WI
August 7, 2024

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
As a shareholder of the Fund, you are asked to attend the Meeting either in person or by proxy. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting.

August 7, 2024

MADISON COVERED CALL & EQUITY STRATEGY FUND
550 SCIENCE DRIVE
MADISON, WI 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Current Board”) of Madison Covered Call & Equity Strategy Fund (the “Fund”) for voting at a special meeting of shareholders of the Fund to be held on October 15, 2024, at 9:00 a.m., local time, at the offices of the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), 550 Science Drive, Madison, Wisconsin 53711 (the “Meeting”). The Fund is a Delaware statutory trust and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Proposals described in this Proxy Statement that require shareholder approval are as follows:
1.Proposal 1: To approve a new investment advisory agreement between the Fund and XA Investments LLC (“XAI”), the proposed new investment adviser to the Fund (the “New Advisory Agreement”).
2.Proposal 2: To approve a new subadvisory agreement among the Fund, XAI and Madison, the proposed new subadviser to the Fund (the “New Subadvisory Agreement”).
3.Proposal 3: To elect five trustees to serve on the Fund’s board of trustees, consisting of one Class I trustee, two Class II trustees and two Class III trustees (the “New Trustees” or “New Board”).
Shareholders of record at the close of business on July 22, 2024, are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. We anticipate that the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about August 7, 2024.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on October 15, 2024:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at the website listed on your proxy card.
Please read the Proxy Statement before voting on the Proposals. If you need additional copies of this Proxy Statement or proxy card, please contact our proxy solicitor, Computershare, toll-free at 1-866-679-6748. Additional copies of this Proxy Statement will be delivered to you promptly upon request.
For a free copy of the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, please contact the Fund via telephone, toll-free at 1-800-767-0300, or via mail to Madison at 550 Science Drive, Madison, Wisconsin 53711.

INTRODUCTION
The Current Board, the majority of whom are not “interested persons” of the Fund as defined under the 1940 Act and under the NYSE Listed Company rules (referred to herein as “independent trustees”), approved each Proposal at a special meeting held on July 10, 2024. Accordingly, the Current Board is submitting these Proposals for approval by shareholders. The Current Board recommends that you vote FOR each of the Proposals.
PROPOSAL 1
APPROVAL OF NEW ADVISORY AGREEMENT
Background
Proposal 1 relates to the approval of the New Advisory agreement between the Fund and XAI. Madison has determined to transfer the books and records of the Fund to XAI as part of a transaction pursuant to which, subject to shareholder approval, XAI will become the Fund’s investment adviser and Madison will become the Fund’s subadviser (the “Transaction”). This structure will allow Madison to focus solely on portfolio management of the Fund, with the same portfolio management team that currently manages the Fund. In addition, Madison will no longer serve as the administrator for the Fund under the existing administrative services agreement between Madison and the Fund (the “Existing Services Agreement”); therefore, Madison will no longer be responsible for the day-to-day operational oversight of the Fund. However, the Current Board has approved a new administrative services agreement between XAI and the Fund (the “New Services Agreement”) that is substantially the same as the Existing Services Agreement. It is expected that the new structure will bring economies of scale in the servicing and portfolio management of the Fund.
As a result of the Transaction, the XAI and Madison believe the Fund’s shareholders may realize the following benefits:
•Growth and Scale Efficiencies: Madison does not currently have any plans to make additional share offerings of the Fund, and consequently does not anticipate significant growth in the share base or assets of the Fund. If shareholders approve the Proposals, common shareholders may benefit from the potential future growth of the Fund’s common share base and increased scale efficiencies over time. XAI and Madison currently plan to establish a shelf offering for the Fund and initiate an at-the-market (“ATM”) program that will allow the Fund to issue new common shares into the secondary market so long as the Fund’s market price exceeds the NAV. ATM programs may help a listed closed-end fund grow in an accretive way for common shareholders.

The Fund currently trades at a price which represents an 2.55% premium to its NAV as of May 31, 2024. Over the last three years ended May 31, 2024, the Fund has traded at an average premium of 4.49% to its NAV. Please see Table 1 in the “Questions and Answers” section of this Proxy Statement. XAI and Madison believe that the Fund’s premium trading suggests that there may be additional demand for the Fund’s strategy. Through its proactive investor relations program, XAI will seek to create additional awareness for the Fund’s track record and portfolio team to drive additional demand in the secondary market. XAI will seek to accomplish this by engaging with media members and the investment research community, providing thought leadership written pieces, and sales and investor outreach, in addition to various other methods of raising general awareness of the Fund (including an updated website and marketing materials). XAI believes the consistent and dynamic use of each of these methods may serve to create increased awareness of the Fund, potentially increasing secondary market demand for the Fund’s shares. By seeking to grow the Fund with the issuance of additional common shares through an ATM, XAI and Madison believe that the Fund may create operational efficiencies, which may be passed along to shareholders.

•Continuity of Existing Portfolio Management Team: The Fund’s portfolio management team will continue to be led by Madison’s experienced portfolio managers, Ray Di Bernardo, CFA and Drew Justman, CFA. Mr. Di Bernardo started working in the financial services industry in 1986 and joined the Madison equity team in 2003. Since the inception of the Fund in 2004, Ray has co-managed the equity covered call strategy. Mr. Justman started working in the financial services industry in 2000 and joined the Madison equity team in 2005. The Fund’s portfolio management team has a strong track record of success established over the last 20 years. The Fund’s investment strategy is a covered call equity strategy that sees to reduce volatility and generate attractive cash flows for shareholders. Over the past 10 years, the Fund has had an average annual return to share price of 9.46% (as of May 31, 2024). Please see Table 2 in the “Questions and Answers” section of this Proxy Statement.

•Improved Investors Relations and Secondary Market Support Program: The Fund is currently the only listed closed-end fund on the Madison platform. If the Proposals are approved by shareholders, Madison and XAI believe that the Fund’s shareholders may benefit from the expertise of the Fund’s existing investment management team coupled with XAI’s commitment and expertise in the closed-end fund market. XAI and Madison believe that the Fund and its shareholders may benefit from the XAI investor relations platform, which seeks to support future Fund growth and success in the secondary market. XAI has built a team of specialists who understand secondary market trading dynamics of listed closed-end funds. XAI publishes quarterly research reports and monthly market updates on both the listed closed-end fund market and the non-listed closed-end market (including interval and tender offer funds). Please see Table 3 in the “Questions and Answers” section of this Proxy Statement for a detailed description of XAI’s proposed secondary market support program for the Fund.

•Improved Secondary Market Trading: Through an active secondary market support plan, XAI seeks to increase the Fund’s average daily trading volume for listed closed-end funds on its platform. Over the last 12-months, the Fund has had an average daily trading volume of 54,206. For shareholders who want to buy or sell shares on the NYSE, the current average daily trading volume is limiting. Please see Table 4 in the “Questions and Answers” section of this Proxy Statement.

Through its secondary marketing plan, XAI seeks to tap into strong current demand for equity income and hedged equity strategies in the mutual fund and exchange-traded fund marketplace. By creating greater investor awareness, XAI will seek to expand the potential buyer base for the Fund and in doing so may help to improve secondary market trading and share trading volume for existing shareholders.

The New Advisory Agreement is expected to become effective following the closing of the Transaction, at which time the existing investment advisory agreement between Madison and the Fund (the “Existing Advisory Agreement”) will terminate. Proposal 1 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of the other Proposals described in this Proxy Statement.
The Fund does not expect that the engagement of XAI pursuant to the New Advisory Agreement will have a material impact on the portfolio management services provided to the Fund, as Madison is proposed to remain as the subadviser to the Fund following the Closing Date. The Fund will therefore have the same investment program and continuity of portfolio management provided by Madison. Moreover, as described above, the Existing Services Agreement will be terminated and replaced with the New Services Agreement with XAI. It is expected that under the New Services Agreement, the Fund will transition the various services and service providers from those of the Madison Fund Complex to those provided under the XAI Fund Complex, including services such as transfer agency, fund accounting and fund administration, audit and tax services, secondary marketing and support services, custodial services, legal services, and such other services necessary to conduct the Fund’s business. Any changes to the Fund’s services will be subject to the Services Agreement and the Fund’s Expense Limitation Agreement, respectively, as described herein.
If the New Advisory Agreement is approved by shareholders of the Fund, XAI will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement, Madison will continue as the investment adviser to the Fund, and the Current Board will consider such other alternatives as it deems to be in the best interests of the shareholders of the Fund.
Section 15(f) of the 1940 Act
The Transaction will be structured to comply with the non-exclusive safe harbor provisions of Section 15(f) of the 1940 Act, which allows an investment adviser to an investment company to receive payment in connection with the sale of an interest in the investment adviser which results in the assignment of an investment advisory contract with such investment company, if two conditions are satisfied. First, during the three-year period immediately following consummation of the Transaction, at least 75% of the Fund’s New Board must not be “interested persons” of the new or previous investment adviser. The Current Board meets this requirement, as will the New Board initially at Closing, with the expectation that the New Board will continue to meet this requirement for the required three-year period.

Second, no “unfair burden” may be imposed on the Fund as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the sale of the interest in the investment adviser where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Fund intends to comply with this condition by implementing an expense limitation agreement (the “Expense Limitation Agreement”), as described in more detail below, which will require XAI to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (subject to certain exceptions) to 1.08% of the Managed Assets of the Fund. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
Comparison of New Advisory Agreement and Existing Advisory Agreement
A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.
The New Advisory Agreement is substantially similar to the Existing Advisory Agreement, with three key differences: (i) the New Advisory Agreement provides XAI the ability to delegate responsibilities to one or more subadvisers, but such delegation is subject to approval as required under the 1940 Act, and also does not relieve XAI of its duties and obligations to the Fund; (ii) under the New Advisory Agreement, the Fund will not be responsible for proxy expenses with respect to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI; and (iii) the New Advisory Agreement includes a provision requiring the Fund to indemnify XAI for liabilities incurred by XAI arising out of its performance of services under the New Advisory Agreement, provided XAI will not be entitled to indemnification if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of XAI’s duties under the New Advisory Agreement.
The Existing Advisory Agreement was most recently renewed by the Board of Trustees at a meeting held on September 11, 2023. The Existing Advisory Agreement was last approved by shareholders of the Fund at a meeting held on November 30, 2023.
Advisory Services. The Existing Advisory Agreement generally provides that Madison has full authority to perform the services of investment adviser and manage the investments of the Fund, including the authority to purchase and sell securities for the Fund and determine the persons with whom such securities transactions are to be made and the terms thereof, subject to oversight by the board of trustees and compliance with the Fund’s Declaration of Trust, Bylaws and investment policies. The Existing Advisory Agreement also provides that, in its capacity as investment adviser to the Fund, Madison is responsible to: (i) supervise and manage the investment and reinvestment of the assets of the Fund in accordance with the provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), as well as any other applicable provision of law; (ii) exercise all voting and other rights pertaining to the Fund’s securities and other assets; (iii) cause Madison’s officers and employees to attend meetings and furnish oral or written reports, as the Fund may reasonably request; and (iv) place all brokerage transactions on behalf of the Fund in compliance with its duty of best execution and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The New Advisory Agreement provides that XAI has full authority to act as investment adviser and manage the investments of the Fund, including the authority to purchase and sell securities for the Fund and delegate some or all of its duties to one or more subadvisers, subject to oversight by the board of trustees and compliance with the Fund’s Declaration of Trust, Bylaws and investment policies. The New Advisory Agreement also provides that, in its capacity as investment adviser to the Fund, XAI will: (i) perform the management services necessary for the operation of the Fund; (ii) supervise and manage the investment and reinvestment of the assets of the Fund in accordance with the provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations of the SEC, as well as any other applicable provision of law; (iii) exercise all voting and other rights pertaining to the Fund’s securities and other assets; (iv) supervise the investment program of the Fund and the composition of its investment portfolio; (v) engage in affiliate transactions with the Fund; and (vi) place brokerage transactions on behalf of the Fund in compliance with its duty of best execution and in accordance with Section 28(e) of the Exchange Act. Any affiliate transactions, and any conflicts of interest related to such transactions, will be disclosed in the Fund's Annual Report.
Services Not Exclusive. The Existing Advisory Agreement provides that nothing in the Agreement shall prevent Madison or any officer, employee or other affiliate of Madison from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict Madison or any of its affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Madison must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the agreement. The New Advisory Agreement contains an identical provision for the benefit of XAI.
Management Fees. The fee structure is identical under the New Advisory Agreement and the Existing Advisory Agreement. Under the Existing Advisory Agreement, for its investment management services to the Fund,

Madison is entitled to receive a management fee, which is computed daily and paid monthly, at an annual rate equal to 0.80% of the average daily value of the Fund’s “managed assets”. Under the New Advisory Agreement, for its investment management services to the Fund, XAI is entitled to receive a management fee, which is computed daily and paid monthly, at an annual rate equal to 0.80% of the average daily value of the Fund’s “managed assets”. For this purpose, the term “managed assets” means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage will not be considered a liability of the Fund.
For the fiscal year ended December 31, 2023, the management fees received by Madison from the Fund were $1,207,116.
In connection with the Current Board’s approval of the New Advisory Agreement, XAI contractually agreed to enter into the Expense Limitation Agreement with the Fund, under which XAI will waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses, excluding taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), any fees and expenses related to portfolio holdings (including brokerage commissions and other transactional expenses), dividends or interest on short positions, acquired fund fees and expenses, extraordinary and non-routine expenses such as litigation expenses, or the compensation of the Fund’s independent trustees, including lead independent trustee compensation, to 1.08% of the Fund’s Managed Assets. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
Expenses.
•Paid by Adviser. In addition to investment management expenses related to the Fund, under the Existing Advisory Agreement, Madison is responsible for the fees and expenses of any Current Board members and officers of the Fund affiliated with Madison, all costs and expenses of its employees, the rent expense of the Fund’s principal executive offices, any promotional expenses of the Fund, and any other overhead incurred in connection with its duties hereunder.
Under the New Advisory Agreement, XAI is responsible for all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Advisory Agreement. XAI is also responsible for the costs of any salaries or trustee fees of any officers or trustees of the Fund who are affiliated persons of XAI
•Paid by Fund. The Existing Advisory Agreement provides that the Fund will pay all of its expenses not expressly assumed by Madison. Such expenses include, without limitation, expenses related to the continued existence of the Fund; fees and expenses of the Current Board and the officers and the administrative employees of the Fund (except those affiliated with Madison); fees and expenses of preparing, printing, and distributing official filings, reports, and documents required pursuant to applicable state and federal securities laws and/or the rules of any self-regulatory organization (“SRO”) or stock exchange upon which the Fund’s shares are listed, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, SROs with jurisdiction over the Fund or its operations, stock exchanges upon which the Fund’s shares are listed, and similar agents; expenses related to the issuance, registration, repurchase, and exchange of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Fund, shares in the Fund, or officers, employees and agents of the Fund under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, under the Existing Advisory Agreement, the Fund is responsible for all losses and liabilities incurred in the administration to the Fund and of its investment portfolio, and is also responsible for such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Fund, the indemnification of members of the Current Board, officers, employees, shareholders, and agents, or otherwise.
Under the New Advisory Agreement, the Fund is responsible for substantially similar expenses, including independent trustees’ fees and expenses, fees payable to the various service providers of the Fund, and all other expenses incurred by the Fund in connection with administering the Fund’s business. In addition to the foregoing, the Fund may, from time to time, reimburse XAI for certain expenses incurred by XAI in connection with the management of the Fund’s assets. However, the Fund will not be responsible for expenses relating to any meeting of the Fund’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of XAI.
•Administrative Services Agreement. Currently, the Fund and Madison are party to the Existing Services Agreement, pursuant to which Madison has agreed to provide or arrange to have a third party provide the Fund with such services as it may require in the ordinary course of its business, to the extent that Madison, acting as the Fund’s investment adviser, has not undertaken to provide such services. Services to the Fund include transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, under the Existing Services Agreement, Madison is required to arrange and pay for independent public accounting services for audit and tax purposes, legal services, the reasonable out-of-pocket expenses of the Fund’s independent trustees associated with their services to the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays Madison a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s Managed Assets. Not included in this fee and, therefore, the responsibility of the Fund, are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) independent trustees compensation (collectively referred to as the “Excluded Expenses”). For the fiscal year ended December 31, 2023, the service fees received by Madison from the Fund were $392,313. The Existing Services Agreement will terminate on or about the effective date of the New Advisory Agreement. However, as described above, the Existing Services Agreement will be replaced with the New Services Agreement with XAI.
Limitation on Liability. The Existing Advisory Agreement and New Advisory Agreement generally provide that Madison and XAI, respectively, will not be liable for any act or omission or for any loss suffered by the Fund in connection with the performance of the services under the agreement, except as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by Madison or XAI, as applicable, in the performance of its duties.
Term and Termination. The New Advisory Agreement is expected to become effective on the Closing Date, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Advisory Agreement will continue for successive periods of one year, subject to approval by the Fund’s board of trustees or shareholders in accordance with the 1940 Act. Moreover, the New Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the board of trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, or by XAI, without the payment of a penalty. The Existing Advisory Agreement contains similar terms.
Assignment. The New Advisory Agreement and the Existing Advisory Agreement provide that such agreements will automatically terminate in the event of an assignment.
Other Provisions. The New Advisory Agreement contains an indemnification provision whereby the Fund shall indemnify, defend, and protect XAI and its affiliated persons and hold them harmless from and against all damages, liabilities, costs, and expenses incurred by reason of any pending, threatened or completed action, suit, investigation, or other proceeding arising out of or otherwise based upon the performance of any of XAI’s duties under the New Advisory Agreement. XAI and its affiliated persons will not be entitled to indemnification under this provision if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of XAI’s duties and obligations under the New Advisory Agreement.
Board of Trustees Evaluation of the New Advisory Agreement
At a special meeting held on July 10, 2024, the Current Board, the majority of whom are independent trustees, considered and approved the New Advisory Agreement, subject to shareholder approval. Prior to the special meeting, the Current Board requested and received information from XAI designed to provide the trustees with the information necessary to evaluate the New Advisory Agreement. Before voting to approve the New Advisory Agreement, the trustees reviewed these materials with representatives of XAI and counsel to the independent trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Advisory Agreement. This information, together with information provided during the regular meeting of the Current Board held on May 23, 2024 – at which time representatives from XAI described the Transaction, presented background information on XAI and described how XAI intends to grow the Fund’s assets – formed the primary basis for the Current Board’s determinations.
With regard to the Transaction, the trustees noted that the objective of the Transaction is to allow the Fund to have (i) access to additional new services XAI may provide; (ii) continuity of its portfolio management team; and (iii) the opportunity to grow its asset base. The trustees also considered the fact that there will be no anticipated changes to the Fund’s investment objectives, strategies, risks or portfolio managers as a result of the Transaction. They noted that the Fund could utilize leverage in the future to the extent permitted by its investment policies and applicable law. Continuity of portfolio management and trading functions was an important consideration of the trustees in reviewing the Transaction. The trustees also considered the fact that the Fund would not bear any costs or expenses, directly or indirectly, related to the Meeting or the Transaction.
In determining whether to approve the New Advisory Agreement, the trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by XAI with respect to the Fund; (2) comparative fee and expense data for the Fund and other peer investment companies; (3) the extent to which economies of scale may be realized as the Fund grows, and whether the management fee for the Fund will reflect such economies of scale for the Fund’s benefit; (4) the impact to the Fund’s operations as a result of the Transaction; and (5) any financial benefits to XAI resulting from services rendered to the Fund (aside from the receipt of management fees). The trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes are not material. The Current Board also considered Madison’s recommendation that the proposed Transaction was in the best interest of

Fund shareholders. In their deliberations, the trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.
Based upon the information provided to the trustees, the Current Board concluded that the New Advisory Agreement is fair and reasonable in light of the services XAI will perform, the management fees that the Fund will pay, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Advisory Agreement are summarized below.
Nature, Extent and Quality of Services. The trustees considered the scope of services that XAI would provide under the New Advisory Agreement, as well as the qualifications, experience, and responsibilities of XAI’s key personnel expected to provide these services. The trustees also considered XAI’s compliance structure, including information regarding its compliance program and compliance record, and its reputation, financial strength, key services and operations, resources and expertise as a firm. The trustees considered representations from Madison that the Transaction is expected to have no impact on the Fund’s day-to-day operations and the Fund’s investment objectives, strategies, principal risks, and portfolio managers will remain the same. The trustees concluded that XAI has the quality and depth of personnel and resources essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such services would be satisfactory.
Investment Performance. The trustees considered the performance of the Fund under the Existing Advisory Agreement, and how this was anticipated to change, if at all, under the New Advisory Agreement. The trustees noted that XAI provides investment management services to two other registered investment companies, using a similar adviser-subadviser structure as contemplated with the Fund, but that neither of these registered investment companies are comparable in terms of investment objective, strategies or policies to the Fund. Notwithstanding this, the trustees concluded from the other materials presented that XAI was expected to provide high quality services to the Fund and that the principals of XAI have extensive professional experience and familiarity with the closed-end fund market in which the Fund operates.
Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives, strategies, and asset size, comparing the Fund’s total expense ratio and management fee to those of the peer group funds. The trustees recognized that such a comparison, while not dispositive, was an important consideration. The trustees also considered the Expense Limitation Agreement, pursuant to which XAI has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.08% of the Fund’s Managed Assets. The Expense Limitation Agreement

will remain in place for at least two years following the effective date of the New Advisory Agreement. The trustees also considered the management fees to be charged under the New Advisory Agreement, which are the same as those under the Existing Advisory Agreement. While recognizing that it is difficult to compare management fees because the scope of services provided may vary from one investment adviser to another and from one client to another, the trustees concluded that the management fee proposed under the New Advisory Agreement is reasonable.
Cost of Advisory Services and Profitability. Because XAI is new to the Fund, it was not possible to determine the profitability that XAI might achieve with respect to its investment advisory services to the Fund or the extent to which economies of scale would be realized by XAI as the assets of the Fund grow. Accordingly, the trustees did not make any conclusions regarding XAI’s profitability, or the extent to which economies of scale would be realized by XAI as the assets of the Fund grow, but will do so during future considerations of the New Advisory Agreement.
Economies of Scale. The trustees considered whether the Fund would benefit from any economies of scale. The trustees noted that economies of scale in an investment adviser’s costs of services may be realized when a fund’s assets increase significantly. The trustees concluded that it was premature to make any definitive determinations regarding this matter, but that the expectation of Madison in entering into the Transaction is that under XAI, the Fund’s assets will grow over time. The trustees noted that XAI has represented that it would evaluate economies of scale and any appropriate arrangements should the Fund’s assets under management grow in the future.
Other Benefits. The trustees considered the direct and indirect benefits that could be realized by XAI from its relationship with the Fund, including any reputational benefits that might accrue based on its services to the Fund. The trustees concluded that such benefits are immaterial and cannot otherwise be quantified.
General Conclusion. Based on all of the information presented to and considered by the Current Board and the foregoing conclusions, the Current Board, including a majority of the independent trustees, approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders. Given his role on the Current Board and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Proposal, which was approved by all of the remaining Trustees on the Current Board.
Board Transactions with Fund Affiliates
As of the date hereof, none of the independent trustees on the Current Board, the nominees for independent trustees on the New Board, nor their immediate family members owned beneficially or of record any securities of Madison, XAI, or any of their affiliates. In addition, during the past five years, neither the independent trustees on the Current Board, the nominees for independent trustee on the New Board, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000, in Madison, XAI, or any of their affiliates. Likewise, since the beginning of the last two completed fiscal years of the Fund, neither the independent trustees on the Current Board, the nominees for independent trustees on the New Board, nor members of their immediate families had a direct or indirect interest in any transaction or series of transactions, the value of which exceeds $120,000 and to which any of the following persons was (or is to be) a party: (i) the Fund, (ii) any officer of the Fund, or (iii) Madison, XAI, or any of their affiliates.
Consequences of Shareholders not approving the New Advisory Agreement
If the New Advisory Agreement is not approved by shareholders, the Fund will abandon all three Proposals, and Madison will continue to serve as the investment adviser of the Fund and the Current Board will continue to oversee the Fund.
Recommendation of the Board of Trustees
For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.
PROPOSAL 2
APPROVAL OF NEW SUBADVISORY AGREEMENT
Background
Proposal 2 relates to the approval of the New Subadvisory Agreement among the Fund, XAI and Madison, pursuant to which Madison will be responsible for the Fund’s portfolio management program, using the same investment program and the same portfolio management team that is currently in place. The New Subadvisory Agreement is expected to become effective following the closing of the Transaction. Proposal 2 is subject to approval by shareholders of the Fund at the Meeting and is also subject to shareholder approval of the other proposals described in this Proxy Statement.
If the New Subadvisory Agreement is approved by shareholders of the Fund, Madison will serve as the Fund’s subadviser for an initial two-year period from the effective date of the New Subadvisory Agreement. If shareholders do not approve the New Subadvisory Agreement, Madison will continue as the investment adviser to the Fund, and the Current Board will consider such other alternatives as it deems to be in the best interests of the shareholders of the Fund.
Discussion of the Terms of the New Subadvisory Agreement
A copy of the New Subadvisory Agreement is attached as Exhibit B. The following description is only a summary; however, all material terms of the New Subadvisory Agreement have been summarized. This description of the New Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.
Subadvisory Services. The New Subadvisory Agreement provides that Madison has authority to manage the investments of the Fund, including the authority to purchase and sell securities for the Fund and determine the persons with whom such securities transactions are to be made and the terms thereof, subject to oversight by XAI and the New Board and compliance with the Fund’s Declaration of Trust, Bylaws and investment policies. The New Subadvisory Agreement also provides that, in its capacity as subadviser to the Fund, Madison is responsible to: (i) supervise and manage the investment and reinvestment of the assets of the Fund; (ii) provide investment research and credit analysis concerning the assets of the Fund; (iii) monitor on a daily basis the investment activities and portfolio holdings relating to the Fund; (iv) vote proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of Madison; (v) settle transactions and complete corporate actions; and (vi) place all brokerage transactions on behalf of the Fund in compliance with its duty of best execution and in accordance with Section 28(e) of the Exchange Act.
Services Not Exclusive. The New Subadvisory Agreement provides that nothing in the Agreement shall prevent Madison or any affiliate of Madison from acting as subadviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict Madison or any of its affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Madison must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the New Subadvisory Agreement.
Subadvisory Fees. Under the New Subadvisory Agreement, for all services rendered by Madison, Madison is entitled to receive a monthly fee, payable in arrears, in an amount equal to the specified percentage of the management fee payable to XAI from the Fund, as follows:

Average Daily Managed Assets	Sub-Adviser Percentage of Management Fees/(Fee Rate)	Type of Fee Split
First $175 million	55% / (0.44%)	Absolute
Greater than $175 million and up to $250 million	50% / (0.40%)	Blended
Over $250 million*	50% / (0.40%)	Absolute
* If the Fund’s daily managed assets exceed $250 million for a period of more than 10 consecutive trading days, the Fund’s management fee split will be reset to 50% to Madison and 50% to XAI on an Absolute Fee Split basis.
“Absolute Fee Split” means the total subadvisory fees paid to Madison will be a result of the applicable fee rate multiplied by all of the Fund’s managed assets.
“Blended Fee Split” means the total subadvisory fees paid to Madison will be a result of different subadvisory fee rates assessed to different asset levels. By way of example, in a theoretical scenario in which the Fund has managed assets of $200 million, the resulting subadvisory fees for Madison will be equal to (0.44% x $175 million) + (0.40% x $25 million), with a Blended Fee Split of 0.431%.
Expenses Paid by Madison. Under the New Subadvisory Agreement, Madison is responsible for all costs and expenses of its employees and any overhead incurred in connection with its duties as subadviser to the Fund. However, Madison will not be responsible for any expenses of XAI or the Fund.
Limitation on Liability. The New Subadvisory Agreement generally provides that Madison will not be liable for any act or omission or for any loss suffered by the Fund in connection with the performance of the services under the agreement, except as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by Madison in the performance of its duties.
Term and Termination. The New Subadvisory Agreement is expected to become effective on the Closing Date, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Subadvisory Agreement will continue for successive periods of one year, subject to approval by the Fund’s board of trustees or shareholders in accordance with the 1940 Act. Moreover, the New Subadvisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the board of trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, or by XAI, without the payment of a penalty.
Assignment. The New Subadvisory Agreement provides that it will automatically terminate in the event of an assignment and upon the termination of the New Advisory Agreement between the Fund and XAI.
Other Provisions. The New Subadvisory Agreement contains an indemnification provision whereby the Fund shall indemnify, defend, and protect Madison and its affiliates and hold them harmless from and against all damages, liabilities, costs, and expenses incurred by reason of any pending, threatened or completed action, suit, investigation, or other proceeding arising out of or otherwise based upon the performance of any of Madison’s duties under the New Subadvisory Agreement. Madison and its affiliates will not be entitled to indemnification under this provision if any liability is the result of willful misfeasance, bad faith, gross negligence or reckless disregard of Madison’s duties and obligations under the New Subadvisory Agreement.
Board of Trustees Evaluation of the New Subadvisory Agreement
At the special meeting held on July 10, 2024, during which the Current Board approved the New Advisory Agreement, the Current Board also considered and approved the New Subadvisory Agreement, subject to shareholder approval. Prior to the special meeting, the Current Board requested and received information from Madison designed to provide the trustees with the information necessary to evaluate the New Subadvisory Agreement. Before voting to approve the New Subadvisory Agreement, the trustees reviewed these materials with representatives of Madison and counsel to the independent trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Subadvisory Agreement. This information formed the primary basis for the Current Board’s determinations.
In determining whether to approve the New Subadvisory Agreement, the trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Madison with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by Madison; (3) comparative fee and expense data for the Fund and other peer investment companies; (4) the impact to the Fund’s operations as a result of the Transaction; and (5) any financial benefits to Madison resulting from services rendered to the Fund as subadviser. The Current Board also considered Madison’s recommendation that the proposed Transaction was in the best interests of the Fund and its shareholders. In their deliberations, the trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.
Based upon the information provided to the trustees, the Current Board concluded that the New Subadvisory Agreement is fair and reasonable in light of the services Madison will perform, the management fees that Madison will receive, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Subadvisory Agreement are summarized below.
Nature, Extent and Quality of Services. The trustees considered the scope of services that Madison would provide under the New Subadvisory Agreement, noting that such services will include but are not limited to investing the Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of the Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers of the Fund, who were expected to continue to serve under the New Subadvisory Agreement. The trustees also considered Madison’s resources and compliance structure, including information regarding its compliance program and compliance record, and the Current Board’s familiarity with Madison due to Madison’s long history of providing investment management services to the Fund. The trustees concluded that Madison has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Subadvisory Agreement and that the nature, overall quality and extent of such services would be satisfactory.
Fund Historical Performance and the Overall Performance of Madison. In assessing the quality of the portfolio management delivered by Madison, the trustees reviewed the performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They reviewed both long-term and short-term performance, recognizing that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.
The trustees also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered Madison’s quarterly portfolio commentary and discussion of the Fund’s performance. They also considered whether any relative underperformance was appropriate in view of Madison’s conservative investment philosophy. Based on their review, the trustees determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.
Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The trustees considered the amount of the subadvisory fee that would be paid to Madison, and the calculation used to determine such amount. The trustees also noted that the subadvisory fee would be paid from the management fee payable to XAI, and would not represent an additional fee to the Fund. While recognizing that it is difficult to compare fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the trustees concluded that Madison’s subadvisory fee with respect to the Fund is reasonable.
Cost of Advisory Services and Profitability. The trustees considered the subadvisory fee that XAI would pay to Madison under the New Subadvisory Agreement, as well as Madison’s expected profits from services to be rendered to the Fund. The trustees determined that the costs for services provided by, and the level of profitability to, Madison with respect to its management of the Fund’s assets was not relevant to the trustees' consideration of the New Subadvisory Agreement because the fees owed to Madison for services provided does not affect the fee paid by the Fund to XAI.
Economies of Scale. Because the subadvisory fees to be paid to Madison will be paid from the management fee payable to XAI, the trustees did not consider whether the subadvisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.
Other Benefits. The trustees considered the direct and indirect benefits that could be realized by Madison from its relationship with the Fund. The trustees considered the extent to which Madison may utilize soft dollar arrangements with respect to portfolio transactions and considered that Madison will not utilize any affiliated brokers to execute the Fund’s portfolio transactions. The trustees also considered that Madison may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits Madison may receive from its relationship with the Fund are reasonable and appropriate.

General Conclusion. Based on all of the information presented to and considered by the Current Board and the foregoing conclusions, the Current Board, including a majority of the independent trustees, approved the New Subadvisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders. Given his role on the Current Board and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Proposal, which was approved by all of the remaining Trustees on the Current Board.
Consequences of Shareholders not approving the New Subadvisory Agreement
If the New Subadvisory Agreement is not approved by shareholders, the Fund will abandon all three Proposals, and Madison will continue to serve as the investment adviser of the Fund and the Current Board will continue to oversee the Fund.
Recommendation of the Board of Trustees
For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR the approval of the New Subadvisory Agreement.

PROPOSAL 3
ELECTION OF NEW TRUSTEES
Background
As part of the Transaction, Madison and XAI agreed to reconstitute the Current Board with persons who serve as board members for other registered investment companies managed by XAI, subject to approval by shareholders. The Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by XAI. The Current Board also believes that the Fund will benefit from the experience and qualifications of the New Board.
The Current Board consists of the following four trustees: Steve Riege, Richard Struthers, Scott Craven Jones, and Jill Friedow. Each trustee, except Ms. Friedow, is an independent trustee. Ms. Friedow is considered an “interested person” of the Fund due to her position as an officer of Madison. At a special meeting held on July 10, 2024, a majority of the Nominating & Governance Committee of the Current Board, the only members of which are independent trustees, recommended the nomination of five persons to stand for election as New Trustees at the Meeting, and the Current Board, including a majority of the independent trustees, approved such recommendation. Given his role on the Current Board and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Proposal, which was approved by all of the remaining Trustees on the Current Board. Each of the nominees was recommended for consideration by the Nominating & Governance Committee of the Current Board by XAI, as a result of the proposed Transaction. At the July 10th meeting, the Current Board also approved an increase in the number of trustees of the Fund from four to five, to take effect upon the Closing Date. Like the Current Board, the New Board would be classified into three classes, designated as Class I, Class II and Class III, with the terms of office of Class I, Class II and Class III trustees starting as of the Closing Date and expiring at the annual meeting of shareholders held in 2025, 2026 and 2027, respectively, and at each third annual meeting of shareholders thereafter.
All of the nominees serve as trustees of other registered investment companies currently managed by XAI, and one of the nominees (Scott Craven Jones) is a member of the Current Board. In approving their nominations, the Current Board reviewed the professional background of each nominee and assessed their qualifications for service on the New Board. The Current Board also requested information from XAI in order to determine whether any of the nominees would be an “interested person” of the Fund upon election and qualification. The Current Board considered the benefits to the Fund of the board of trustees being comprised of persons that currently serve on the boards of other registered investment companies managed by XAI, including the familiarity of the nominees with the organizational philosophies, capabilities, personnel and ethics of XAI, and the likelihood of enhanced operational efficiency of the New Board after the Closing given this experience. In consideration of the foregoing, as well as the other criteria described below under the heading “Experience and Qualifications of the Nominees,” the Current Board determined that, if the New Advisory Agreement and New Subadvisory Agreement are approved by shareholders, it would be in the best interests of the Fund and its shareholders if following the Closing Date, the New Board were comprised of the nominees set forth below.
The nominees for the New Board are as follows: Danielle Cupps, Gregory Dingens, Philip Franklin, Scott Craven Jones, and William Meyers. The Current Board has determined that each nominee, except Mr. Meyers, would be considered to be an independent trustee of the Fund. Because of Mr. Meyers’ former affiliation with XAI, he would be considered an “interested person” of the Fund. If the nominees are elected by shareholders, it is expected that, with the exception of Mr. Jones, the other members of the Current Board would resign.
As described above, Scott Craven Jones serves as a trustee on the Current Board and is nominated to serve on the New Board. While Mr. Jones is considered to be an independent trustee of both the Current Board and the proposed New Board, given his role on the Current Board and his proposed role on the New Board, Mr. Jones agreed to recuse himself from all deliberations regarding the Transaction.
The persons named as proxies intend to vote FOR the appointment of each New Trustee, unless such authority has been withheld in the proxy card. Each New Trustee has agreed to be named in this Proxy Statement and to serve if shareholder approval is received for Proposal 3. The Current Board has no reason to believe that any of the New Trustees will become unavailable to serve as a trustee. However, if that should occur before the Meeting, your proxy card will be voted for the person recommended by the Current Board to fill the vacancy.
Nominees for the New Board of Trustees
Information concerning the nominees for New Trustee is set forth in the table below. The business address of each New Trustee is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Trustee
Independent Trustee Nominee- Class I	To Serve until 2027 Annual Meeting

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Trustee
Danielle Cupps 1970	None	Retired. Formerly, Director, Digital Customer Engagement, McDonald’s Corporation (2019-2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012).	3	None
Independent Trustee Nominee- Class II	To Serve until 2025 Annual Meeting
Gregory Dingens 1964	None	Executive Vice President, Monroe Financial Partners, Inc. (2006-present) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Director, Qwickrate LLC (2012-present) (online marketplace for financial institutions).	3	None

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Trustee
Philip G. Franklin 1951	None	Retired. Formerly, Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components).	3	TTM Technologies Inc. (2011-present); Chairman, Tribune Publishing Company (Tronc, Inc.) (2014-2021).
Independent Trustee Nominee- Class III	To Serve until 2026 Annual Meeting
Scott C. Jones 1962	Trustee (since 2021)(2)	Director, Carne Global Financial Services (US) LLC (2013-present); Managing Director, Park Agency, Inc. (2020-present) (investment firm).	3	Madison Funds (14 open end funds managed by Madison) (2019-present); Manager Directed Portfolios, a U.S. Bancorp series trust (9 open end funds) (2016-present).
Interested Trustee Nominee- Class III	To Serve until 2026 Annual Meeting

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in XAI Fund Complex, if Elected(1)	Other Directorships held by Trustee
William Meyers(3) 1966	None	President of Riivendell Financial Group, LLC (2021-present). Formerly, Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	3	None
(1)    The term “XAI Fund Complex” refers to the following registered investment companies: (i) the XAI Octagon Floating Rate & Alternative Income Trust, (ii) the Octagon XAI CLO Income Fund, and (iii) assuming shareholder approval of the Proposals, the Fund.
(2)    Mr. Jones currently serves as a trustee of the Fund.
(3)    Mr. Meyers will be an “interested person” of the Fund because of his prior position as a Senior Adviser of XAI.
Experience and Qualifications of the Nominees
The Current Board has determined that each nominee should be elected as a New Trustee of the Fund based on several factors (none of which alone is determinative). The Current Board believes that the New Trustees have balanced and diverse experiences, skills, attributes and qualifications, which will allow the New Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Current Board considered when concluding that each nominee should serve on the New Board were the following: availability and commitment to attend meetings and perform the responsibilities of a trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with XAI, Madison, other service providers, and each other. Each nominee’s ability to perform his or her duties effectively is evidenced by professional accomplishments and prior or current management positions and experience. Furthermore, with respect to Mr. Jones, the Current Board considered his tenure on the Current Board and his familiarity with the Fund and Madison, as well as XAI.
Following is a summary of various qualifications, experiences and skills of each nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Current Board’s conclusion that each individual should serve on the New Board. References to the qualifications, attributes and skills of the New Trustees do not constitute the holding out of any New Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
Independent Trustee Nominees
Danielle Cupps. Ms. Cupps has experience as a Director of CEO & Financial Communications, at McDonald’s Corporation, Managing Director at Kinzie Capital Partners, a private equity firm, Managing Director at BLG Capital Advisors, a family office managing a global portfolio of alternative assets, in various roles, including Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co. Ms. Cupps is experienced in financial, regulatory and investment matters.
Gregory Dingens. Mr. Dingens has over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners, a private investment fund, director of Qwickrate LLC, and Managing Director at both Lehman Brothers and Merrill Lynch. Mr. Dingens is experienced in financial, regulatory and investment matters.
Philip Franklin. Mr. Franklin has experience as Chairman of Tribune Publishing Company, Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International. Mr. Franklin is experienced in financial, accounting and regulatory matters.
Scott Craven Jones. Mr. Jones has experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, in various roles at Nuveen Investments and as a trustee at various other fund complexes. Mr. Jones is experienced in financial, accounting, regulatory and investment matters.
Interested Trustee Nominee
William Meyers. Mr. Meyers has over 35 years of investment management experience, including as President of Riivendell Financial Group, LLC, Senior Advisor at XA Investments, LLC, Senior Managing Director and Managing Director of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC and Senior Vice President of Nuveen. Mr. Meyers is experienced in financial, regulatory and investment matters.
Proposed New Executive Officers of the Fund
Set forth below is information concerning the persons who are anticipated to be elected as executive officers of the Fund by the New Board following the Closing Date. Officers serve at the pleasure of the board and until their successors are appointed and qualified or until their earlier resignation or removal. The business address of each person listed below is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise stated.

Name and Year of Birth	Proposed Position(s) with the Fund	Principal Occupation(s) During the Past Five Years
Theodore J. Brombach 1963	President and Chief Executive Officer	Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present).
Kimberly Ann Flynn 1977	Vice President	President, XAI (2024-present); Managing Director, XAI (2016-2024); Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.
Benjamin D. McCulloch 1981	Chief Legal Officer and Secretary	General Counsel & Managing Director, XAI (2019-present); Chief Compliance Officer, XAI (2021-present); Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins(1) 1973	Chief Financial Officer and Treasurer	Managing Partner, PINE Advisor Solutions, LLC (2018-present); Chief Financial Officer and Treasurer, Destra Investment Trust (2 portfolios) (2018-present); Chief Financial Officer and Treasurer, BlueBay Destra International & Event-Driven Credit Fund (2018-present); Chief Financial Officer and Treasurer, Destra Multi-Alternative Fund (2018-present); Chief Financial Officer and Treasurer, Primark Private Equity Investments Fund (2020-present); Chief Financial Officer and Treasurer, Bow River Capital Evergreen Fund (2020-present); Chief Financial Officer and Treasurer, Forum Real Estate Income Fund (2021-present).
John “Yogi” Spence 1962	Vice President	Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).

Name and Year of Birth	Proposed Position(s) with the Fund	Principal Occupation(s) During the Past Five Years
Randi Roessler(1) 1981	Chief Compliance Officer	Director, PINE Advisor Solutions, LLC (2023-present); Chief Compliance Officer, Destra Investment Trust (2 portfolios) (2023-present); Chief Compliance Officer, BlueBay Destra International & Event-Driven Credit Fund (2023-present); Chief Compliance Officer, Destra Multi-Alternative Fund (2023-present); Chief Compliance Officer, ONEFUND Trust (2023-present); Chief Compliance Officer, Boston Trust Walden Funds (10 portfolios) (2023-present); Chief Compliance Officer, IDX Funds (2 portfolios) (2023-present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).
(1) The business address of this person is: c/o PINE Advisors, LLC, 501 S. Cherry St., Suite 1090, Denver, CO 80246.
Information about the Current Board of Trustees
Set forth below is information concerning the members of the Current Board, each of whom (with the exception of Mr. Jones) will resign upon the election of the New Trustees, which resignation shall be effective as of the Closing Date. The mailing address for each member of the Current Board is 550 Science Drive, Madison, Wisconsin 53711, except that Mr. Jones’ mailing address is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in Madison Fund Complex (1)	Other Directorships held by Trustee
Independent Trustees
Richard E. Struthers 1952	Class I Trustee, since 2017; current term ends 2026	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present.	34	Madison Funds (15 open end funds) and Ultra Series Fund (14 open end funds), 2004 – Present; Madison ETFs (4 open end funds), June 2023 – Present.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen in Madison Fund Complex (1)	Other Directorships held by Trustee
Scott C. Jones 1962	Class II Trustee, since 2021; current term ends 2027	See Mr. Jones’ biographical information in table above under the heading “New Board of Trustees – Nominees”.	16	See Mr. Jones’ biographical information in table above under the heading “New Board of Trustees – Nominees”.
Steven P. Riege 1954	Class III Trustee, since 2015; current term ends 2025	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present.		Madison Funds (15 open end funds) and Ultra Series Fund (14 open end funds), 2005 – Present; Madison ETFs (4 open end funds), June 2023 – Present
Interested Trustees
Jill M. Friedow(2) 1964	Class II Trustee, since 2023; current term ends 2027 Vice President, 2023 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison Investment Advisors, LLC (“MIA”) and Madison Asset Management, LLC (“Madison”), Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003.	30	Madison Funds (15 open end funds) and Ultra Series Fund (14 open end funds), 2023 – Present.
(1) The term “Madison Fund Complex” refers to (i) the Madison Funds with 15 portfolios, (ii) the Ultra Series Fund with 14 portfolios, (iii) the Madison ETFs Trust with 4 active portfolios, and (iv) the Fund.
(2) Ms. Friedow is an “interested person” of the Fund because of her position with Madison.
For the Fund’s last fiscal year, the Current Board met five times. Each member of the Current Board attended 100% of the board meetings and the meetings of the board committees on which the trustee served during such period. Shareholders wishing to communicate with the Current Board or individual trustees should send such correspondence to the offices of Madison,

550 Science Drive, Madison, Wisconsin 53711, c/o MCN, Secretary. Shareholder communications will be sent directly to the applicable board member(s). The Fund currently does not have a policy with respect to board members’ attendance at shareholder meetings.
Current Executive Officers of the Fund
The following table sets forth information concerning the current executive officers of the Fund, each of whom is expected to resign following the Closing of the Transaction, as the New Board is expected to appoint executive officers from the XAI organization and/or service providers to XAI. Jill Friedow is a Vice President of the Fund, and her biographical information is provided under the heading “Information about the Current Board of Trustees,” above. The mailing address for each current executive officer is 550 Science Drive, Madison, Wisconsin 53711.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Patrick F. Ryan 1979	President	Since March 2020	Madison and MIA, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Madison Funds and Ultra Series Fund, President, March 2020 - Present; Madison ETFs, President, June 2023 – Present
Steve J. Fredricks 1970	Chief Compliance Officer and Assistant Secretary	Since 2018
Madison and MIA, Chief Legal Officer, March 2020 – Present and Chief Compliance Officer, 2018 – Present;
Madison Funds and Ultra Series Fund, Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison ETFs, Compliance Officer and Assistant Secretary, June 2023 – Present;
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 – 2018

Greg D. Hoppe 1969	Vice President; Chief Financial Officer	Since March 2020; Since 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 – Present;
Madison Funds and Ultra Series Fund, Chief Financial Officer, 2019 - Present; Madison ETFs, Chief Financial Officer and Treasurer, June 2023 – Present

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Kyle Schalow 1995	Assistant Treasurer	Since July 2024	Madison and MIA, Senior Accountant, 2022 - Present; Madison Funds, Ultra Series Fund and Madison ETFs Trust, Assistant Treasurer, July 2024 – Present Baker Tilly US LLP, Senior Accountant, 2018 – 2022
Terri Wilhelm 1968	Secretary; Assistant Secretary	Since July 2024; from 2022 - June 2024
Madison and MIA, Senior Compliance Analyst, September 2022 – Present; Madison Funds and Ultra Series Fund, Secretary, July 2024 - Present and Assistant Secretary 2022 – June 2024; Madison ETFs, Secretary July 2024 - Present and Assistant Secretary, June 2023 – July 2024;
State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

Brandon Redwing 1979	Assistant Secretary and Anti-Money Laundering Officer	Since July 2024
Madison and MIA, Mutual Fund Operations Manager, April 2024 - Present; Madison Funds, Ultra Series Fund and Madison ETFs Trust, Assistant Secretary and Anti-Money Laundering Officer, July 2024 – Present.
SS&C Technologies, Client Relationship Manager 2020 – March 2024

Current Board – Committees, Leadership Structure and Risk Oversight
Committees. The Current Board has determined that the efficient conduct of the trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Current Board. The committees meet as often as necessary, either in conjunction with regular meetings of the trustees or otherwise. The Current Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. The Current Board has an Audit Committee which is comprised of Richard E. Struthers (Chair), Steven P. Riege and Scott C. Jones. In addition to being independent trustees, as defined under the 1940 Act, each of these trustees also meets the additional independence requirements set forth in the NYSE Listed Company rules. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. The Audit Committee of the Current Board met four times during the last fiscal year. The Audit Committee presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund for the fiscal year ended December 31, 2023; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committee and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committee recommended to the Current Board that the financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2023 and filed with the SEC.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Current Board on May 23, 2024 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2022 as Attachment A to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
Nominating & Governance Committee. The Current Board has a Nominating & Governance Committee which is comprised of Steven P. Riege (Chair), Richard E. Struthers and Scott C. Jones. In addition to being independent trustees, as defined under the 1940 Act, each of these trustees also meets the additional independence requirements set forth in the NYSE Listed Company rules. The Nominating & Governance Committee of the Current Board met four times during the last fiscal year.
The Nominating & Governance Committee is governed by a written charter, the most recent version of which was approved by the Current Board on February 22, 2024 (the “Nominating & Governance Committee Charter”). In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating & Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2022 as Attachment B to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Nominating & Governance Committee Charter to be mailed to you by calling the Fund toll-free at 1-800-767-0300.
As part of its duties, the Nominating & Governance Committee makes recommendations to the full Current Board with respect to candidates for the board. The Nominating & Governance Committee also will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating & Governance Committee will take into consideration the needs of the board and the qualifications of the candidate. To have a candidate considered by the Nominating & Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating & Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Leadership Structure. The Current Board is relatively small and operates in a collegial atmosphere. Although no member is formally charged with acting as Chair, Mr. Ryan, the President of the Fund, acts as the Chairperson of board meetings. All Current Board members are expected to provide their input into establishing the board’s meeting agenda. Likewise, each Current Board meeting contains a standing agenda item for any board member to raise new or additional items he or she believes is important in connection with Fund governance. The Current Board has charged Mr. Riege with acting as the lead independent trustee for purposes of communicating with Madison, the Fund’s Chief Compliance Officer, counsel to the independent trustees and Fund counsel on matters relating to the Current Board as a whole. The independent trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer, and the Fund’s independent public accounting firm).
Current Board’s Role in Risk Oversight. Madison is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Current Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Current Board itself. The Chief Compliance Officer of the Fund, who reports directly to the independent trustees, provides the Current Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Current Board exercises its oversight in conjunction with Madison, the Fund’s Chief Compliance Officer, Fund counsel and counsel to the independent trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Current Board’s committee structure requires an independent trustee to serve as chair of the Nominating & Governance Committee and the Audit Committee.
The Current Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet with the Current Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. The Current Board also receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Current Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements. The Current Board also receives regular compliance reports prepared by the compliance staff of Madison, and meets regularly with the Fund’s Chief Compliance Officer to discuss compliance issues, including compliance risks. As required under applicable rules, the independent trustees meet regularly in executive session with the Fund’s Chief Compliance Officer. The Current Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
The Current Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Current Board periodically reviews the effectiveness of its oversight of the Fund and the processes and controls in place to limit identified risks. The Current Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Given the small size of the Current Board, its committee structure, the openness of Current Board meetings to active input by all Current Board members, its utilization of executive sessions, the role of the lead independent trustee and the Current Board’s quarterly focus on compliance and risk management, the Current Board has determined that its current leadership structure is appropriate for the protection of Fund investors.
New Board – Proposed Committees, Leadership Structure and Risk Oversight
Committees. It is expected that the New Board will establish two standing committees, an Audit Committee and a Governance Committee. The committees are expected to meet as often as necessary, either in conjunction with regular meetings of the trustees or otherwise.
Audit Committee. The Audit Committee will be generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the New Board and the Fund’s independent registered public accounting firm. It is expected that the Audit Committee will be composed entirely of independent trustees. The Audit Committee will be governed by a written Audit Committee Charter, which will be approved by the New Board at its first meeting. Once approved, a copy of the Audit Committee Charter will be available on the Fund’s website at www.xainvestments.com.
Governance Committee. The Governance Committee will be responsible for recommending qualified candidates to the New Board in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee will take into account a wide variety of factors, including the overall diversity of the New Board’s composition. It is expected that the Governance Committee will be composed entirely of independent trustees. It is anticipated that the Governance Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Governance Committee by shareholders, the Governance Committee will take into consideration the needs of the New Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, following the Closing Date, such recommendations should be forwarded to the Secretary of the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Governance Committee will be governed by a written Governance Committee Charter, which will be approved by the New Board at its first meeting. Once approved, a copy of the Governance Committee Charter will be available on the Fund’s website at www.xainvestments.com.
Leadership Structure. The primary responsibility of the New Board will be to represent the interests of the Fund and its shareholders, and to provide oversight of the management of the Fund. The New Board will be comprised of five trustees, four of whom (including the chairperson) are independent trustees and one of whom is an interested trustee. Generally, the New Board will act by majority vote of all the trustees, including a majority vote of the independent trustees if required by applicable law.
It is proposed that Mr. Dingens will be appointed as the independent chairperson, who will preside at meetings of the New Board and who will be responsible for, among other things, setting the tone of New Board meetings and seeking to encourage open dialogue and independent inquiry among the New Trustees and management. The New Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and also hold special meetings to address matters arising between regular meetings. Regular meetings generally will take place in-person; other meetings may take place in-person or by telephone. The New Board will establish two standing committees (as described above) and will delegate certain responsibilities to those committees, each of which will be comprised solely of independent trustees. The New Board and its committees will meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The independent trustees will be represented by independent legal counsel at board and committee meetings and will regularly meet outside the presence of Fund management. The New Board believes that this leadership structure, including an independent chairperson, a supermajority of independent trustees and committee membership limited to independent trustees, is appropriate in light of the characteristics and circumstances of the Fund.
New Board’s Role in Risk Oversight. The New Board will oversee risk directly and through the committee structure it intends to establish. As described above, the New Board expects to establish an Audit Committee and a Governance Committee to assist in its oversight functions, including its oversight of the risks of the Fund. Each committee will report its activities to the New Board on a regular basis. The New Board intends to adopt and periodically review policies, procedures and controls designed to address different types of risks, including, among others, investment risk, liquidity risk, operational risk, and valuation risk, as well as the overall business risk relating to the Fund. The New Board will also oversee the implementation of a variety of processes, procedures and controls by the Fund, XAI, Madison and other service providers to the Fund to address various risks. In addition, as part of the New Board’s anticipated periodic review of the Fund’s service provider agreements, including agreements with XAI and Madison, the New Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The New Board will appoint a Chief Compliance Officer for the Fund, who will oversee the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws. The Chief Compliance Officer will report directly to the New Board’s independent trustees, and will provide presentations to the New Board at its quarterly meetings and an annual report on the application of the compliance policies. The New Board will discuss relevant risks affecting the Fund with the Chief Compliance Officer at these meetings. The New Board will approve compliance policies and will review the Chief Compliance Officer’s reports. Further, the New Board will annually review the effectiveness of the compliance policies, as well as the appointment and compensation of the Chief Compliance Officer.
The New Board will require officers of the Fund to report to the New Board on a variety of matters at regular and special meetings of the New Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the New Board will receive reports from XAI and Madison on the investments and securities trading of the Fund. The New Board will also require XAI and Madison to report to the New Board on other matters relating to risk management on a regular and as-needed basis.
Board Compensation
The following table sets forth the compensation paid to each member of the Current Board by the Fund for the Fund’s fiscal year ended December 31, 2023. In addition, all independent trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend meetings of the Current Board or its committees. The Fund’s interested trustees and officers receive no compensation from the Fund for performing the duties of their office.

Trustee Name	Aggregate Compensation from Fund	Total Compensation from Fund and Madison Fund Complex(1)
Scott C. Jones	$12,000	$74,000
Steven P. Riege(2)	$13,000	$123,000
Richard E. Struthers	$12,000	$115,000
(1) The term “Madison Fund Complex” refers to (i) the Madison Funds with 15 portfolios, (ii) the Ultra Series Fund with 14 portfolios, (iii) the Madison ETFs Trust with 4 active portfolios, and (iv) the Fund.
(2) As lead independent trustee, Mr. Riege receives an additional $8,000 from the Madison Fund Complex, $1,000 of which is allocated to the Fund.
Board Transactions with Fund Affiliates
As of the date hereof, none of the independent trustees on the Current Board, the nominees for independent trustee on the New Board, nor their immediate family members owned beneficially or of record any securities of Madison, XAI, or any of their affiliates. In addition, during the past five years, neither the independent trustees on the Current Board, the nominees for independent trustee on the New Board, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000, in Madison, XAI, or any of their affiliates. Likewise, since the beginning of the last two completed fiscal years of the Fund, neither the independent trustees on the Current Board, the nominees for independent trustee on the New Board, nor members of their immediate families had a direct or indirect interest in any transaction or series of transactions, the value of which exceeds $120,000 and to which any of the following persons was (or is to be) a party: (i) the Fund, (ii) any officer of the Fund, or (iii) Madison, XAI, or any of their affiliates.
Consequences of Shareholders not approving the New Board
If the New Board is not approved by shareholders, the Fund will abandon all three Proposals, and Madison will continue to serve as the investment adviser of the Fund and the Current Board will continue to oversee the Fund.
Recommendation of the Board of Trustees
For the reasons set forth above, the Current Board recommends that shareholders of the Fund vote FOR each New Trustee.

ADDITIONAL INFORMATION
Information about the Fund
The Fund is a closed-end management investment company organized as a Delaware statutory trust. Madison Asset Management, LLC is the investment adviser to the Fund. Madison’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. In addition to investment management services, under the Existing Advisory Agreement, Madison is also responsible for managing the Fund’s administrative affairs under an Existing Services Agreement, and in this capacity, oversees State Street Bank and Fund Company (“State Street”), which currently serves as sub-administrator to the Fund. State Street’s address is 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Fund’s current custodian is State Street, and its current transfer agent is Computershare, 150 Royall Street, Suite 101, Canton, MA 02021. The Fund does not place any brokerage transactions with any affiliates of Madison.
XA Investments LLC is proposed to be the new investment adviser to the Fund as a result of the Transaction, with Madison serving as the subadviser to the Fund. XAI’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.
Information about Madison
Madison Asset Management, LLC was founded in 1974, and is a direct, wholly-owned (100% owned) subsidiary of Madison Investment Holdings (“MIH”), the ultimate corporate parent of Madison. Both Madison’s and MIH's principal office is located at 550 Science Drive, Madison, Wisconsin 53711. As of May 31, 2024, Madison and its affiliates managed approximately $25.7 billion in assets, including open-end mutual funds, separately managed accounts and wrap accounts. Exhibit B contains information with respect to other funds managed by Madison which have a similar investment objective as the Fund. The mailing address of principal officers and directors of MIH is 550 Science Drive, Madison, Wisconsin 53711. Information regarding the principal executive officers and directors of Madison is as follows:

Name	Title/Principal Occupation
Steven Carl	Chairman of the Board and Board Member of MIH; (Principal Executive Officer; Chief Distribution Officer)
Paul Lefurgey	Board Member of MIH (Retired)
Frank Burgess	Board Member of MIH (Retired)
Richard Eisinger	Board Member of MIH (Head of Equities, Portfolio Manager)
Information about XAI
XA Investments LLC was founded in 2016 by XMS Capital Partners. XAI’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of May 31, 2024, XAI and its affiliates managed $681 million in assets, including two closed-end funds. XAI also provides investment fund restructuring and consulting services focused on closed-end funds. Exhibit B contains information with respect to other funds managed by XAI which have a similar investment objective as the Fund. Information regarding the principal executive officers and directors of XAI is as follows:

Name	Title
John “Yogi” Spence	Co-Chief Executive Officer
Theodore F. Brombach	Co-Chief Executive Officer
Kimberly Ann Flynn	President
Benjamin D. McCulloch	General Counsel & Managing Director
Kevin B. Davis	Managing Director & Head of Sales
Information about Independent Registered Public Accounting Firm
For the fiscal years ended December 31, 2022 and December 31, 2023, and the current fiscal year ending December 31, 2024, Deloitte & Touche LLP (“D&T”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. Representatives of D&T will not be in attendance at the Meeting.
Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2022 and December 31, 2023 were approximately $23,950 and $24,450, respectively.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2022 and December 31, 2023 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $4,652 and $4,799, respectively (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or render any tax advice that was required to be approved by the Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2022 and December 31, 2023.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committee of the Fund has (i) pre-approved all audit and non-audit services provided by D&T to the Fund, and (ii) all non-audit services provided by D&T to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund (of which there were none), for the fiscal years ended December

31, 2022 and December 31, 2023. None of the services described above for the Fund’s fiscal years ended December 31, 2022 and December 31, 2023 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.
Voting Information
General; Record Date. The record holders of the outstanding shares of the Fund as of the close of business on July 22, 2024 (the “Record Date”) are entitled to vote at the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote per share and a fractional vote with respect to fractional shares. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each Proposal, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.
Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.
As of the Record Date, the Fund had 21,087,537 shares issued and outstanding.
Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of Madison (who will receive no extra compensation for their services) and representatives of the Fund’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by Madison and/or XAI. These expenses are estimated to be approximately $250,000.
Quorum. In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote on such Proposal. To have a quorum, the holders of a majority of the shares entitled to vote on each Proposal must be present in person or by proxy at the Meeting.

For this purpose, whether a quorum exists is determined on a Proposal-by-Proposal basis.
Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for each Proposal, abstentions and broker non-votes are treated as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a Proposal because the nominee does not have discretionary voting powers with respect to that Proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes have the effect of a vote “against” Proposals 1 and 2, while abstentions and broker non-votes have no effect on the outcome of Proposal 3.
Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve any Proposal. Under the Fund’s governing documents, any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by: (i) the vote of the majority of the shares represented at that meeting, either in person or by proxy; or (ii) in his or her discretion by the chairperson of the meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. Accordingly, if a quorum is not present at the Meeting with respect to any Proposal, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting with respect to such Proposal(s) in order to solicit additional proxies. Even if a quorum is present at the Meeting with respect to some or all Proposals, but there are insufficient votes to approve a Proposal, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies with respect to such Proposal(s). If the Meeting is adjourned, the adjourned meeting must be held not later than 180 days after the Record Date and may be held without further notice, other than an announcement at the Meeting in accordance with the Fund’s governing documents and as permitted under Delaware law.
Votes Required to Pass the Proposals
Proposal 1. In order for the New Advisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.
Proposal 2. In order for the New Subadvisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund, using the same definition of this term described above regarding Proposal 1.
Proposal 3. In order for the New Trustees to be elected, the entire slate of nominees must be approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Votes withheld will have the same effect as a vote against the Proposal.
Please note that if you sign, date, and return the proxy card, but do not specify a vote on each Proposal, your shares will be voted in favor of each Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
IMPORTANT: Each Proposal must be approved in order for the Fund to move forward with any of the Proposals. If shareholders do not approve one of the Proposals, the Fund will abandon all three Proposals, and Madison will continue to serve as the investment adviser of the Fund and the Current Board will continue to oversee the Fund.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Fund’s Declaration of Trust or Bylaws to exercise dissenters’ rights of appraisal with respect to any Proposal.
Summary of Certain Aspects of Delaware Control Share Acquisition Statute
The Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund.
The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). Once a threshold is reached, an acquirer has no voting rights under the DSTA with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the Fund or exempted by the Board. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares.
The foregoing is only a summary of certain aspects of the Control Share Statute. Some uncertainty around the application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share acquisition provisions violate the 1940 Act.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Fund, no trustee or officer of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Current Board is not aware of any arrangements, the operation of which may result in a change in control of the Fund.
The following table shows the dollar range of the Fund’s equity securities that are beneficially owned* by each member of the Current Board and the existing officers as of the Record Date. As of the same date, the nominees for New Trustee did not hold any equity securities of the Fund.
* “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Exchange Act.

Trustee/Officer Name	Dollar Range of Beneficially-Owned Securities of the Fund	Aggregate Dollar Range of Beneficially-Owned Securities of the Madison Fund Complex(1)
Scott C. Jones	None	Over $100,000
Steven P. Riege	None	$10,001 - $50,000
Richard E. Struthers	None	$10,001 - $50,000
Jill M. Friedow	$0 - $10,000	$50,001 - $100,000
Patrick F. Ryan	None	Over $100,000
Steve J. Fredricks	None	$50,001 - $100,000
Greg D. Hoppe	None	Over $100,000
Brandon Redwing	None	$1 - $10,000
Kyle Schalow	None	None
Terri Wilhelm	None	None
(1) The term “Madison Fund Complex” refers to (i) the Madison Funds with 15 portfolios, (ii) the
Ultra Series Fund with 14 portfolios, (iii) the Madison ETFs Trust with 4 active portfolios, and
(iv) the Fund.
As of the Record Date, to the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the voting securities of the Fund.
Section 16 Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s executive officers and trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2023, all filings applicable to such persons were completed and filed in a timely manner.
Householding
The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial services firm.

Shareholder Proposals for Subsequent Meetings
Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2025 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by the Fund at its principal executive offices by February 12, 2025. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals much be received by the Fund at its principal executives offices not later than the close of business on May 3, 2025, nor earlier than the close of business on April 3, 2025. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Fund’s governing documents.
Other Matters to Come Before the Meeting
No business other than the Proposals described in this Proxy Statement are expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.
Dated: August 7, 2024

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

EXHIBIT A
NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], 2024 between Madison Covered Call and Equity Strategy Fund, a Delaware statutory trust (the “Trust”), and XA Investments LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth; and
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.    Appointment
(a)    The Trust hereby appoints the Adviser to act as the investment adviser to the Trust and to furnish the management and investment advisory services described herein, for the period and upon the terms herein set forth.
(b)    The Adviser hereby agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust’s assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.
(c)    The Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.
2.    Duties and Obligations of the Adviser with Respect to Investment of Assets of the Trust.
(a)    Subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall:
(i)    act as investment adviser for and supervise and manage the investment and reinvestment of the Trust’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust;
(ii)    supervise the investment program of the Trust and the composition of its investment portfolio; and
(iii)    arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust.
(b)    In performing its duties under this Section 2, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Trust’s assets pursuant to this Agreement and to applicable law.
(c)    The Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and Securities and Exchange Commission (“SEC”) requirements through which the Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.
(d)    To the extent prohibited by Regulation S-P, the Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.
(e)    The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.

(f)    The Adviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.
3.    Duties and Obligations of the Adviser with Respect to the Management of the Trust
The Adviser shall perform the management services necessary for the operation of the Trust, including providing the Trust necessary personnel and such other services as the Adviser, subject to review by the Board of Trustees, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Trust, shall conduct relations with administrators, custodians, depositories, transfer agents, pricing agents, investor support service providers, investor relations providers, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.
4.    Covenants
(a)    In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:
(i)     the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;
(ii)    any other applicable provision of law;
(iii)    the provisions of this Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;
(iv)    the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2; and
(v)    any policies and determinations of the Board of Trustees of the Trust.
(b)    The Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement.
(c)    The Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust, and follow such compliance policies and procedures in performing its services under this Agreement; and
(d)    The Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

5.    Portfolio Transactions
(a)    In the performance of its duties under this Agreement, the Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.
(b)    At the request of the Board of Trustees of the Trust, the Adviser will identify and provide a written description to the Board of Trustees of “soft dollar” arrangements that the Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.
(c)    From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which other advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act that permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

6.    Confidentiality
Each of the Trust and the Adviser acknowledge and agree that pursuant to this Agreement, either party may have access to the other party’s confidential and proprietary information and materials concerning or pertaining to the other’s business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, they will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement; provided, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (iv) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information.
7.    Services Not Exclusive
(a)    Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
(b)    The Adviser may manage other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.
8.    Books and Records
(a)    The Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.
(b)    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.
9.    Custody
Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of the Trust.
10.    Expenses
(a)    During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (c) of this Section 10, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.
(b)    The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) offerings of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) all costs of registration and listing the Trust’s shares on any securities exchange; (10) federal, state and local taxes; (11) independent trustees’ fees and expenses; (12) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (13) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of the Adviser; (18) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (19) all other expenses incurred by the Trust in connection with administering the Trust’s business.
(c)    The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, from time to time reimburse the Adviser for certain costs and expenses incurred by the Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. For the avoidance of doubt, in no event shall expenses associated with the general overhead of the Adviser be reimbursed by the Trust.
11.    Compensation of the Adviser
(a)    The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee in arrears at an annual rate equal to 0.80% of the Trust’s average daily value of the Trust’s Managed Assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
(b)    “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance of senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.
(c)    For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets.
(d)    The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee.
12.    Representations and Warranties
(a)    The Trust represents and covenants to the Adviser as follows:
(i)    The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.
(ii)    The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.
(iii)    The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.
(b)    The Adviser represents and covenants to the Trust as follows:
(i)    The Adviser is duly organized and validly existing under the laws of the State of Delaware.
(ii)    The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.
(iii)    The Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
13.    Limitation on Liability
The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
14.    Indemnification
The Trust shall indemnify, defend and protect the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 12 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
15.    Duration and Termination
(a)    This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:
(i)    the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and
(ii)    the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
(b)    Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice to the Trust (which notice may be waived by the Trust).
(c)    This Agreement will immediately terminate in the event of its assignment.
(d)    As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.
(e)    The terms of Sections 6, 8, 13 and 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.
16.    Notices
Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
17.    Amendment of this Agreement
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.
18.    Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.
19.    Use of the Name
The Adviser has consented to the use by the Trust of the name or identifying word “XA,” “XAI” or “XA Investments” in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word “XA,” “XAI” or “XA Investments” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using “XA,” “XAI” or “XA Investments” in the name of the Trust, if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust. If so required by the Adviser, the Trust will cease using “XA,” “XAI” or “XA Investments” in its name as promptly as practicable and make all reasonable efforts to remove “XA,” “XAI” or “XA Investments” from its name.
20.    Miscellaneous
(a)    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
(c)    Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.
(d)    This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
(e)    This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)    This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.
IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

MADISON COVERED CALL & EQUITY STRATEGY FUND

By:
Name:
Title:

XA INVESTMENTS LLC

By:
Name:
Title:

EXHIBIT B
NEW SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of [ ], 2024 (the “Effective Date”) among Madison Covered Call and Equity Strategy Fund, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Madison Asset Management, LLC a Wisconsin limited liability company (the “Sub-Adviser”).
WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of [ ] (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;
WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services;
WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.    Appointment
(a)    The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser to the Trust and to furnish the services described herein, for the period and upon the terms herein set forth.
(b)    The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the Trust’s assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.
(c)    The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.
2.    Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust
(a)    Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the request of the Adviser in connection with the investment and reinvestment of the Trust’s assets:
(i)    managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;
(ii)    subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;
(iii)    providing investment research and credit analysis concerning the assets of the Trust;
(iv)    monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust;
(v)    voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and
(vi)    settlement of transactions and completing corporate actions.
(b)    At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith.
(c)    In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.
(d)    The Sub-Adviser will periodically communicate to the Adviser or other service providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.
(e)    In addition to the investment policies and guidelines of the Trust, the Adviser may from time to time communicate to the Sub-Adviser instructions (the “Instructions”) in writing that limit or supplement the investment policies and guidelines and are subject to approval by the Sub-

Adviser, which approval shall not be unreasonably withheld. Neither the investment policies and guidelines nor the Instructions shall require the Sub-Adviser to obtain capabilities or resources beyond those it possesses as of the Effective Date. The Adviser shall promptly notify the Sub-Adviser, in writing, of any change in the investment policies and guidelines that is made for any reason, including but not limited to a change by the Adviser, the Trust or in any applicable law or regulation. The Adviser acknowledges that the Sub-Adviser may be required to terminate delivery of certain data or services used in managing the Trust in the event the Sub-Adviser is no longer able to obtain such data or services.
(f)    The Sub-Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and Securities and Exchange Commission (“SEC”) requirements through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.
(g)    To the extent prohibited by Regulation S-P, the Sub-Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Sub-Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Sub-Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.
(h)    The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Sub-Adviser agrees to comply with the Trust’s AML Policies and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.
(i)    The Sub-Adviser shall provide such information as may reasonably be requested by the Adviser and/or the Board of Trustees under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(i)    Nothing in this Agreement is deemed to impose on the Sub-Adviser responsibility for the preparation of the Trust’s financial statements or the Trust’s other financial and regulatory filing and reporting obligations, provided that the Sub-Adviser shall provide sub-certifications in the form reasonably requested by the Trust relating to the Sub-Adviser’s services under this Agreement to assist the Trust in complying with the provisions of the Sarbanes-Oxley Act of 2002.
3.    Covenants
(a)    In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:
(i)    the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;
(ii)    any other applicable provision of law;
(iii)    the provisions of this Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;
(iv)    the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2 and as supplemented from time to time by the Trust’s shareholder reports and other SEC filings; and
(v)    any policies and determinations of the Board of Trustees of the Trust.
(b)    The Sub-Adviser will not consult with any other sub-adviser of the Trust or any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.
(c)    The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement.
(d)    The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in performing its services under this Agreement; and
(e)    The Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.
4.    Portfolio Transactions
(a)    In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.
(b)    At the request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.
(c)    From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.
5.    Confidentiality
Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.
6.    Services Not Exclusive
(a)    Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
(b)    The Sub Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.
7.    Books and Records
(a)    The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.
(b)    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.
(c)    Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub-Adviser’s obligations under this Agreement.
8.    Custody
Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust. The Trust shall select, engage and maintain at the Trust’s expense one or more custodians meeting the requirements of Section 17(f) of the 1940 Act and the rules, regulations and interpretations thereunder (each a “Custodian”) to serve as Custodian(s) of the Trust assets. The Adviser shall provide the Sub-Adviser, in writing, the identity of each Custodian, any change in a Custodian and all other information regarding the Custodian(s) required for the Sub-Adviser to carry out its duties under this Agreement. The Adviser shall notify each Custodian of the appointment of the Sub-Adviser and of the authority of the Sub-Adviser to effect investments with respect to the Trust assets. All transactions authorized by this Agreement are made by payment to or delivery by the Custodian(s). The Sub-Adviser shall have no rights or responsibilities, including to direct payment or move cash or assets of the Trust, that would be defined as taking “custody” under the Advisers Act. In connection with the Trust’s custody agreement(s), the Adviser and the Trust will ensure that no such rights are given to the Sub-Adviser. The Trust and the Adviser will ensure that the Sub-Adviser may use the Depositary Trust Company’s Institutional Delivery System for trade confirmation and settlement.

9.    Expenses
(a)    During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (d) of this Section 9, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.
(b)    The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.
(c)    The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) offerings of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) all costs of registration and listing the Trust’s shares on any securities exchange; (10) federal, state and local taxes; (11) independent trustees’ fees and expenses; (12) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (13) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs; (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking approval of a new investment sub-advisory agreement in connection with a change of control of the Sub-Adviser; (18) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (19) all other expenses incurred by the Trust in connection with administering the Trust’s business.

10.    Compensation of the Sub-Adviser
(a)    The Trust agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this Agreement, a monthly fee in arrears in an amount equal to the specified percentage of the advisory fee payable to the Adviser from the Trust (the “Sub-Advisory Fee”):

Average Daily Managed Assets	Sub-Adviser Percentage of Management Fees / (Fee Rate)	Type of Fee Split
First $175 million	55% / (0.44%)	Absolute
Greater than $175 million and up to $250	50% / (0.40%)	Blended
Over $250 million*	50% / (0.40%)	Absolute
* If the Trust’s Daily Managed Assets exceed $250 million for a period of more than 10 consecutive trading days, the Trust’s management fee split will be reset to 50% to the Sub-Adviser and 50% to the Adviser on an Absolute Fee Split basis.

(b)    For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.
(c)    “Blended Fee Split” means the total sub-advisory fees paid to the Sub-Adviser will be a result of different sub-advisory fee rates assessed to different asset levels. By way of example, in a theoretical scenario in which the Trust has Managed Assets of $200 million, the resulting Sub-Advisory Fees for the Sub-Adviser will be equal to (0.44% x $175 million) + (0.40% x $25 million), with a Blended Fee Split of 0.431%.
(d)    “Absolute Fee Split” means the total sub-advisory fees paid to the Sub-Adviser will be a result of the applicable fee rate multiplied by all of the Trust’s Managed Assets.
(e)    “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance of senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.
(f)    For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trust’s Board of Trustees for calculating the value of the Trust’s assets.
(g)    The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the Sub-Advisory Fee.
11.    Representations and Warranties
(a)    The Trust represents and covenants to the Sub-Adviser as follows:
(i)    The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(ii)    The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.
(iii)    The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.
(iv)    Prior to the Sub-Adviser commencing services under this Agreement, the Trust will have legal title to the assets in the Trust and no restrictions shall exist as to the ownership or transfer of such assets unless specifically set forth in this Agreement.
(b)    The Adviser represents and covenants to the Sub-Adviser as follows:
(i)    The Adviser is duly organized and validly existing under the laws of the State of Delaware.
(ii)    The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.
(iii)    This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.
(iv)    The Adviser is not prohibited by the 1940 Act or

the Advisers Act from serving as investment adviser to the Trust.
(v)    The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.
(c)    The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:
(i)    The Sub-Adviser is duly organized and validly existing under the laws of the State of Wisconsin.
(ii)    The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.
(iii)    This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.
(iv)    The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
12.    Certain Information
The Adviser shall promptly notify the Sub-Adviser, and the Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:
(a)    such party failing to be registered as an investment adviser under the Advisers Act;
(b)    such party having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;
(c)    the occurrence of any change in control of such party or any parent of such party within the meaning of the 1940 Act; or

(d)    the occurrence of any material adverse change in the business or financial position of such party.
13.    Limitation on Liability
The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.
14.    Indemnification
The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
15.    Duration and Termination
(a)    This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:
(i)    the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and

(ii)    the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
(b)    Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust or the Adviser on behalf of both the Trust and the Adviser).
(c)    This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.
(d)    As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.
(e)    The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.
16.    Notices
Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:
If to Adviser, to:
XA Investments, LLC 321 North Clark Street #2430 Chicago, IL 60654 Attention: General Counsel
If to the Trust, to:
Madison Covered Call & Equity Strategy Fund 321 North Clark Street #2430 Chicago, IL 60654 Attention: Chief Executive Officer
If to Sub-Adviser, to:
Madison Investment Holdings, Inc. 550 Science Drive Madison, WI 53711 Attention: Steven A. Carl
or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.
17.    Amendment of this Agreement
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.    Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.
19.    Use of the Name
The Sub-Adviser has consented to the use by the Trust of the name or identifying word “Madison” in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment sub-adviser to the Trust. The name or identifying word “Madison” may be used from time to time solely in connection with the Sub-Adviser’s services under this Agreement. The Sub-Adviser may require the Trust to cease using “Madison” in the name of the Trust, if the Trust ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. If so required by the Sub-Adviser, the Trust will cease using “Madison” in its name as promptly as practicable and make all reasonable efforts to remove “Madison” from its name.
20.    Miscellaneous
(a)    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)    If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.
(c)    Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, with notice to the Sub-Adviser, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.
(d)    This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
(e)    This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)    This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.
IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

MADISON COVERED CALL & EQUITY STRATEGY FUND

By:
Name:
Title:

XA INVESTMENTS LLC

By:
Name:
Title:

MADISON ASSET MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT C
OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
Madison. The table below provides information regarding other registered investment companies managed by Madison which have a similar investment objective as the Fund.

Name of Other Fund	Other Fund’s Investment Objective	Adviser’s Management Fee	Net Assets as of December 31, 2023	Has Adviser Agreed to Waive or Reduce its Management Fee under any Applicable Contract?
Madison Covered Call & Equity Income Fund	Seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.	0.85%	$261,020,326	No
Madison Covered Call ETF	Seeks to provide consistent total return and secondarily, to produce a high level of income and gains.	0.90%[1]	$82,690,175	No
1 Pursuant to an investment advisory agreement between Madison and the Madison ETFs Trust, on behalf of each series thereof (each, a “Series”), each Series has agreed to pay an annual unitary management fee to Madison. This unitary management fee is designed to pay each Series’ expenses and to compensate Madison for the services it provides to each Series. Out of the unitary management fee, Madison pays substantially all expenses of each Series, including the cost of investment management services, transfer agency, custody, fund administration, legal, audit and other service and license fees. The unitary fee does not cover, and therefore, each Series pays directly, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution, and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

XAI. XAI does not manage other registered investment companies which have a similar investment objective as the Fund.
C-1

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EVERY VOTE IS IMPORTANT

MADISON COVERED CALL & EQUITY STRATEGY FUND
PO Box 43131
Providence, RI 02940-3131
VOTING OPTION:

VOTE ON THE INTERNET
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VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
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Please detach at perforation before mailing.

PROXY
MADISON COVERED CALL & EQUITY STRATEGY FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Greg D. Hoppe and Kyle Schalow (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of shareholders of the Madison Covered Call & Equity Strategy Fund (the "Fund"), to be held on Tuesday, October 15, 2024 at 9:00 a.m., local time at the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the proposals. If any of the Trustee nominees for any reason are unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Special Meeting to be held on October 15, 2024.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

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PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on October 15, 2024.
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/MCNproxy

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A.Proposals. THE BOARD RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:
        FOR AGAINST ABSTAIN
1. To approve a new investment advisory agreement between the Fund and XA Investments, LLC.          ☐ ☐ ☐
        FOR AGAINST ABSTAIN
2. To approve a new investment subadvisory agreement among the Fund, Madison Asset Management, LLC and XA Investments, LLC.     ☐ ☐ ☐

3. To approve the election of five trustees to the Board of Trustees.
        FOR WITHHOLD
01. Danielle Cupps*         ☐ ☐
02. Gregory Dingens**    ☐ ☐
03. Philip Franklin**         ☐ ☐
04. Scott Craven Jones***    ☐ ☐
05. William Meyers***    ☐ ☐
*Class I Trustee to serve until the Fund’s 2027 Annual Meeting of Shareholders or until her successor shall have been elected and qualified.
**Class II Trustee to serve until the Fund’s 2025 Annual Meeting of Shareholders or until his successor shall have been elected and qualified.
***Class III Trustee to serve until the Fund’s 2026 Annual Meeting of Shareholders or until his successor shall have been elected and qualified.

B. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below.
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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